Exhibit 99.3

Triller + AGBA Forging A New Path Ahead April 2024

▪ AGBA is acquiring 100 % of Triller in an all - stock transaction (the “Merger”) ▪ Current AGBA shareholders will own 20 % of the post - Merger enlarged AGBA ▪ Triller stockholders will own the remaining 80 % of the post - Merger enlarged AGBA ▪ Triller will be a wholly - owned subsidiary of AGBA upon closing of the Merger ▪ The combined company will focus on four key verticals : ▪ Industry - leading, global AI - driven social video platform ▪ Influencer, artist, and sports content generation for a global audience ▪ Technology - driven wealth management and financial services ecosystem ▪ Cutting - edge fintech investments The AGBA/Triller Merger: Transforming AGBA Into The Future 2 2 2

▪ AGBA Management’s and Shareholder’s track records in capitalizing value from complex reorganization and rapid growth ▪ Transformative catalyst and significant re - rating opportunity to break out of current free - float induced share price underperformance ▪ Potential synergies between Triller’s generative NLP AI solutions and AGBA’s fintech capabilities and portfolio ▪ Building fintech/financial services with/within Triller ▪ Pivoting to become a world - class tech/fintech - centric holding company Strategic Rationale For The Triller Merger 3 3 3 Transaction is immediately shareholder - value enhancing

What The AGBA/Triller Merger Means For Existing AGBA Shareholders 4 4 4 The Combined Group Valuation: US$4.0 billion Triller Stockholders & RSU Holders: 80%, or US$3.2 billion AGBA Stockholders: 20%, or US$800 million ▪ The Boards of Triller and AGBA have agreed to value the Combined Group (i . e . AGBA + Triller) at US $ 4 . 0 billion ▪ Triller was last valued at US $ 5 . 0 billion in a public transaction in 2020 ▪ Triller received a third - party valuation in excess of US $ 3 . 2 billion 1 ▪ AGBA has 74 m shares outstanding today ▪ 20 % of US $ 4 . 0 billion Combined Group valuation = US $ 800 million ▪ US $ 800 million ÷ 74 million AGBA shares today = Implied share price of US $ 10 . 8 Note: 1 . Form 8 - K: 18 April 2024

Transaction Structure 5 5 5 AGBA Group Holding Ltd. (BVI Co.) AGBA Social Inc. (Delaware Corp.) 100% Merger Existing AGBA Group Holding Shareholders Triller Corp. (Delaware Corp.) 100% Surviving Entity Existing Triller Corp. Shareholders Consideration shares AGBA Group Holding Ltd. (Delaware Corp.) 20% Existing AGBA Group Holding Shareholders Triller Corp. (Delaware Corp.) 100% Existing Triller Corp. Shareholders 80% 100% Current Pro Forma • AGBA is acquiring Triller in an all - stock transaction (the “Merger”) . Triller will be a wholly - owned subsidiary of AGBA upon closing of the Merger

The Combined AGBA/Triller Group Structure 6 6 6 AGBA Group Holding Ltd. Triller Corp. AGBA Hong Kong 100% 100% Wealth Management & Financial Services Fintech Investments Existing AGBA Group Holding Shareholders Existing Triller Corp. Shareholders 20% 80% Social Video Platform Content Generation

▪ Triller is a pioneering force in the intersection of technology, entertainment, and commerce, leveraging advanced AI to drive user engagement and content monetization . ▪ Comprehensive digital content and technology platform that caters to creators, brands, and consumers across a global scale . ▪ Recognized for its broad appeal, demonstrated by its significant user base, which includes well - known creators like Charli D’Amelio , Marshmello , Bryce Hall, Jennifer Lopez, Eminem, Da Baby and The Weeknd . An Overview Of Triller 7 7 7 B 2 B B 2 C Building the world’s largest space for creators to create, distribute and monetize content

Comprehensive Overview of Triller’s Three Major Divisions 8 8 8 Social Video Platform AI & SaaS Tools Content ▪ With a primary focus on music, the Triller App has been the platform where numerous globally recognized emerging artists first gained prominence ▪ Emerged as the number one app in 79 countries simultaneously ▪ Plays a pivotal role in shaping the landscape of short - form video applications by leveraging its user - friendly interface and innovative features to enhance user engagement ▪ Amplify . ai is Triller’s platform - agnostic AI solution . It is embedded into virtually every major social media network, and executes over 500 million transactions quarterly, connecting some of the world's most recognized brands with users and customers ▪ Julius is an essential bridge that connects over 2 . 2 million influencers with 25 , 000 brands, facilitating significant marketing engagements and collaborations across various industries ▪ TrillerTV ranks among the largest combat sports apps globally and is one of the fastest growing live sports event content companies . It recently broadened its content to include lifestyle, fashion, and music and is now available in 7 million households, broadcasting approximately 3 , 000 events annually ▪ BKFC (Bare Knuckle Fighting Championship) is the fastest - growing combat sport in the world selling out nearly every event it organizes, highlighting its rapidly increasing popularity and market influence

The Triller Creator Stack 9 9 9 Content Creation Monetization Measurement Distribution Engagement Triller generates influencer and sports content that are distributed through its platform , subsequently driving engagement through its app in a highly measurable manner , thus accelerating monetization for all stakeholders

Bytedance / Douyin acquired Musical . ly for US $ 1 bn in 2017 , which subsequently became TikTok Founded in 2014 Acquired by MoviePass for $ 125 mn in 2021 . MoviePass subsequently went bankrupt Founded in 2013 Ryan Kavanaugh’s Proxima Media acquired a controlling stake in Triller for $ 28 mn in 2019 Founded in 2014 Key Standalone Players In The Video - Sharing Social Network Industry 10 10 10 1 2 3

Triller KPIs 11 11 11 Monetization / Unit Economics Revenue share Ticket Sales, PPV, Subscriptions, Merchandise Platform Fees Sponsors & Advertising Social Media Reactions 200B+ 3K+ Streaming Events in 2023 Consumer Accounts 45 0M+ 2.2M + Creators Revenue in 202 3 $ 4 5M 25K+ Brands Source: Triller Investor Deck, April 2024

Significant Synergy To Accelerate The Combined Group’s Growth 12 12 12 Content Social Video Platform AI & SaaS Tools Greatly increased customer outreach and marketing through : • Over 450 million consumer accounts • 2 . 2 million creators • 3 , 000 + events annually AI and Natural Language Processing technology will enhance AGBA fintech platform’s customer engagement and effectiveness We expect the Triller merger to supercharge our combined revenue and earnings growth going forward

Combined Franchise Power Unlocks Many Opportunities 13 13 13 ▪ Power of Technology and Financial Services : global social media platform + insurance and investment expertise = innovative solutions and enhanced customer engagement . ▪ Global Expansion and Market Leadership : combination complements global expansion strategy for both AGBA and Triller, offering leadership opportunities in financial and media services on a global scale . ▪ Platform Building : cross - integration AGBA and Triller’s digital platforms is a chance to disrupt traditional financial models and deliver pioneering solutions . ▪ Personalized Financial Services : leveraging data analytics and user insights across platforms opens up road to personalized financial advice and educational content, empowering individuals to make informed decisions and improve their financial well - being . ▪ Broader Audience : introduces both companies to a wider audience, expanding reach and increasing brand awareness, customer acquisition, and revenue growth . ▪ Upgrade Engagement : enables both companies to engage customers in new and interactive ways, such as live events, webinars, and community building, fostering stronger relationships .

Appendix – Triller Key Operating Units 14 14 14

Short - Form Content & Social Media: The Triller App 15 15 15 The Triller App is a video - sharing social network that emp owers creators through powerful editing tools and monetization Power to the Creators • On Triller, creators come first . Triller utilizes its umbrella of brands to facilitate unique monetization opportunities . Triller also provides creators with exclusive networking experiences, and educational conferences . The Biggest Names • Triller is at the center of culture, attracting the biggest names in music, entertainment . Join A - listers like Justin Bieber, Snoop Dogg, The Weeknd , Taylor Swift, Neymar Jr . , Chance the Rapper, Saweetie, Charli D’Amelio , and more . Editing on the Cutting Edge • The app offers cutting ed technology that allows users to edit full videos in seconds using AI, ad filters and effects, and remix entire videos in a single tap .

AI-Driven, Channel Agnostic Engagement Platform: Amplify. AI

Amplify.ai is a cross-platform conversational AI engine that provides viewers with gamification, multiple engagement touchpoints, clickable links, and tune-in reminders all in a direct messaging experience




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Fully Realized NLP Engine

- NLP (Natural Language Processing) Engine trained on a conversational dataset from over 20 billion digital engagements with over 800 million consumers around the world

"Open Garden" Approach

- Interoperates with Facebook, Instagram, Twitter, YouTube, Twilio, and more, enabling AI-driven, personalized, 1:1 conversational engagement, without algorithmic filtering.

Built for the Creator Economy

- Leverages the social accounts of top creators to connect relevant consumer brands with prospects and customers at scale

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Fan Management & Monetization Platform: Fangage 17 17 17 Fangage helps creators enhance the reach of their fans, sell content subscriptions, and take control of their fanbase Helping Creators Own 100 % of Their Fan Data • Unlike other “walled garden” social media platforms, Fangage provides creators with full visibility of their fan data, thus assisting them in building stronger relationships with their fans Knowing Who The Real Fans Are • Fangage also assists Creators in enhancing their social media following through follow - to - unlock content and data capture by offering fans exclusive content and experiences Direct Audience Engagement • Creators can segment and reach 100 % of their fan base via the platform directly through email or text messages

Brand & Marketer Software Solution: Julius 18 18 18 Julius is a software solution connecting strategic marketers at brands and agencies with influencers Intelligent Technology • The Julius platform houses millions of influencer profiles, campaign management tools, and a robust Reporting Suite to assist clients in maximizing ROI on their campaigns Comprehensive Platform • Julius is platform, vertical, and talent agnostic, helping customers accelerate their capabilities and drive results across niches and industries . Clients Include Major Global Brands • Julius supports customers with influencer marketing experts trusted by global and emerging brands including American Express, Foot Locker, NARS, Organic Basics, and UPPAbaby

Influencer Monetization & Brand Event Planning: Thuzio 19 19 19 Thuzio is a platform for booking premium influencer events experiences, helping brands & enterprise clients create events with world - class talent, sports icons and speakers . Corporate Events Reimagined • Thuzio works with more than 500 companies to improve client and employee engagement for the next generation Improve ROI & Engagement • Helps brands and marketers improve ROI on client engagement with access to Thuzio’s live events and virtual experiences All - In - One Platform • Thuzio provides a single solution for brands and enterprise clients so they can easily support entertainment and engagement needs across different teams and offices .

Long - Form Content & Sports: Fite by Triller 20 20 20 FITE is the premier digital platform for global sports and entertainment . PPV Your Way • FITE streams a rich array of live pay - per - view events and subscriptions encompassing thousands of hours of live, VOD and free programs to millions of fans across the world All the Biggest Events • FITE is the leading global digital distributor for the industry’s marquee • Triller Fight Clubs : Tyson - Jones Jr, Jake Paul - Ben Askren, Holyfield - Belfort, Triad Combat as well as AEW, Impact, WWE, NWA, Top Rank, PBC, BKFC, PFC, Moto FITE Klub, and Showtime Boxing events Data Driven Results • Triller leverages data - driven marketing expertise to engage rights - holders with targeted global audience, using our unparalleled technical delivery and streaming outlets

Long - Form Content & Sports: Bare Knuckle Fighting Championship 21 21 21 Bare Knuckle Fighting Championship is the first sanctioned bare - knuckle fighting company in history Disrupting the Combat Sports Industry • Bare Knuckle Fighting Championship provides more engaging opportunities for fighters, representing an alternative opportunity between boxing and martial arts The Biggest Names in Fighting • BKFC has A - list fighters such as Mike Perry, Paige VanZant, and Michael Venom Page (MVP) , with a current total of over 350 athletes on contract Combat Sports Gone Viral • BKFC is gaining significant traction, with over 2 billion impressions across social media platforms, viewers, 150 million households , and 2 . 5 million fight downloads

THANK YOU For further information, please visit www.agba.com Investor Relation Enquires: @agbagroup ir@agba.com +852 5529 4500 Contact us: AGBA Group Holding Limited AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong